Barclays Americas Select Conference 2018 John F. Woods Chief Financial Officer May 15, 2018 Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the United States Securities and Exchange Commission on February 22, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The appendix presents reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the appendix include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

# Solid franchise with leading positions in attractive markets


CFG corporate headquarters Providence, RI
CFG branch location
CFG non-branch location

## Franchise highlights

- Top 5 deposit market share in 9 of our 10 largest MSAs(1)
- #2 deposit market share in New England(2)
- Top 5 rank HELOC in 9/9 markets(3)
- Top 4 rank in Education(4)
- Ranked #7 Overall Middle Market lead/joint lead bookrunner(5)
- Consumer customer experience ranked #1 among banks(6)
- Top 2 Box Score and overall commercial customer satisfaction rating of 94%(7)

**$ Billions**

| Assets | Deposits | Loans |
|---|---|---|
| $153.5<br>*Rank #13* | $115.7<br>Rank #11 | $111.4<br>*Rank #12* |

Note: Period-end balances as of March 31, 2018, loan balances exclude loans held for sale. Ranking based on 4Q17 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
1) Source: FDIC, June 2017. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
2) Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions
3) According to Equifax; origination volume as of 4Q17.
4) CFG estimate, based on published company reports, where available; private student loan origination data as of 1Q18.
5) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 1Q18 based on number of deals for Overall U.S. *Middle Market* (defined as Borrower Revenues < $500 million and Deal Size < $500 million).
6) 2018 Temkin Experience Rating, U.S. March 2018.
7) Barlow Research 2017 Voice of the Customer Survey (Top 2 Box Score).

Citizens Financial Group, Inc.™

3

Business Overview Deposits $115.7 billion(2) Loans and Leases $111.4 billion(2) Consumer Commercial Consumer In Footprint Retail Deposit Services Mobile/Online Banking Mortgage(1) Home Equity Loans/Lines Wealth Management Business Banking PERL(1) National Auto Education Finance Unsecured Commercial National Coverage Commercial & Industrial Banking Commercial Real Estate Corporate Verticals Healthcare Technology Oil & Gas Franchise Finance Products Core, Equipment & Asset Based Lending Capital Markets Global Markets M&A Advisory Treasury Payment Solutions Note: Period-end balances as of March 31, 2018 excludes held for sale. Includes select originations outside the traditional branch banking footprint. Consumer/Commercial deposit and loan mix percentages exclude non-core loans and leases of $2.6 billion and deposits of $7.1 billion in Other.

# Strong execution and consistent progress

## Entering a new phase focused becoming a top-performing bank

**ROTCE[1]**
(Return on average tangible common equity)



4.3%
6.7%
6.1%
6.7%
6.4%
7.7%
7.6%
12.3%
9.8%
11.7%
3Q13 (2)
2014
2015
2016
2017
1Q18

Medium-term target

~13-15%

**Efficiency ratio[1]**

Medium-term target

mid-50%'s



68.5%
68.7%
68.1%
67.6%
66.5%
63.9%
63.8%
60.9%
60.0%
60.4%
3Q13 (2)
2014
2015
2016
2017
1Q18

**CET1[4]**
(Common equity tier 1 ratio)



13.9%
12.4%
11.7%
11.2%
11.2%
11.2%
3Q13 (2)
2014
2015
2016
2017
1Q18

Medium-term target

~10.0-10.25%

**EPS[1]**
(Diluted EPS)



26% Underlying CAGR(1)
$1.04
$1.55
$1.42
$1.61
$1.55
$1.97
$1.93
$3.25
$2.58
$0.78
$3.44
FY18 consensus
3Q13(2,3) annualized
2014
2015
2016
2017
1Q18

## Outlook remains positive to drive continued improvement for all stakeholders

Reported results  Adjusted/Underlying results[1]

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable. CAGR is calculated from annualized 3Q13-2017.
2) Commencement of separation effort from RBS.
3) Earnings per share for 3Q13 is the annualized calculation of earnings per share of $0.26 multiplied by 4.
4) Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.

Citizens Financial Group, Inc.™

5

How we will stand out from the competition Customer-centric focus reflecting: Expertise and deep knowledge of customers High-quality advice Team approach Insights from data analytics Selective in how and where we play Seeking to self-fund investments through efficiency enhancements; mindset of continuous improvement Utilizing new technologies to deliver more effective outcomes at lower costs Good stewards of our capital Consumer Banking products Wealth advice Data analytics Personalized solutions Business partnering Strong Culture Operating & Financial Discipline Excellence in key areas Commercial Quality coverage bankers Capital and global markets Treasury solutions Team-based approach

# Medium-term targets

## Medium-term ROTCE outlook



~40% increase
~10%
~2.5%
~1.5%
~0.6%
~1.3%
~(0.8)%
~(1.1)%
~14%
FY 17[1] Underlying
Revenue net[2] of required investment
Yield curve impact
Efficiency Initiatives
Taxes
Credit normalization
Capital net[3]
Medium-term FY target

### Medium-term targets

- ROTCE ~13-15%
- Efficiency ratio mid-50%'s
- CET1 ~10.0-10.25%
- Dividend payout ratio ~35- 40%

## Operational assumptions

- Loan growth target of ~nominal GDP +1%
- Asset sensitivity moderates as rates normalize
- Operating leverage target of ~3-5%
- Expect to continue to pursue formal efficiency initiatives to fund expanded strategic investments
- CET1 ratio annual reduction of ~30-40 bps
- Initial benefit of tax reform declines modestly with time

Note: Medium-term financial targets assume real GDP growth of ~2.5-3.0% annually with no recession, increase in fed funds rate with ~2.25 bps rate moves per annum (25 bps each move), and unemployment rate ~3.5-4.0%.

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Includes volume driven credit costs unrelated to credit normalization.
3) Capital net includes the impact of risk-weighted asset growth net of targeted capital actions: retained earnings growth of ~(3.0)% partially offset by common stock repurchases of ~1.5% and the impact of rising rates on other comprehensive income of ~0.4%.

7

Keys to delivering higher medium-term returns Tapping Our Potential (“TOP”) and Balance Sheet Optimization (“BSO”) Drive growth in fee businesses Active capital management Enterprise-wide initiatives to drive improvement in performance Rigorous efficiency program to allow self-funding of investments Recycle capital into more accretive growth and relationship categories; grow higher risk-adjusted return asset portfolios, optimize deposit Consumer Grow and deepen primary household relationships Wealth – Leverage investments in FCs and sales, product and technology platforms Mortgage – Channel and product remix toward direct-to-consumer and conforming; purchase MSRs to increase scale economies Commercial Continue to broaden Capital Markets capabilities; leverage new Global Markets platform and capabilities Treasury – Replatform cash management; capture value from recent product investments Prudently grow balance sheet while driving strong returns of capital to shareholders Capture asset sensitivity Leverage asset sensitivity to benefit as rates rise

Current TOP program targeting run-rate pre-tax benefit of ~$95-$110 million by end of 2018 Opportunities to improve returns: TOP programs Efficiency initiatives (examples) Organization simplification: Spans and layers, centralization/ centers of excellence, role clarity Lean/Process improvement: Redesigning end-to-end processes and leveraging automation Customer journeys (revenue + efficiency): Simplifying and streamlining external customer-centric processes Revenue initiatives (examples) New channels: Digital as a sales engine, direct to consumer mortgage, call center ‘service to solutions’ Expanding into growth areas: Corporate partnerships, Commercial growth markets Build-out fee income and broader capabilities: M&A advisory, Commercial asset-backed finance, MSR purchases

BSO: Rigorous program to improve returns while driving growth 1Q18 YoY NIM expansion of 20 bps reflects 7 bps contribution from BSO efforts Assets Liabilities Reposition/optimize loan mix across categories Improve returns while maintaining relatively stable stress losses Reallocate capital within loan categories with a focus on deepening relationships Refine appetite for credit-only and out-of-footprint relationships Actions Deposits n Optimize deposit loan mix with a focus on lower-cost categories

Deposit cost growth remains in line with overall deposit growth Note: Represents total deposit costs and noninterest-bearing deposit growth based on period end data. Source: SNL Financial, 10-Qs, 10-Ks, Earning Releases and Supplements. Deposit growth vs. Deposit cost growth (1Q18 vs. 3Q15) Deposit growth Deposit cost growth 0 10 20 30 bps -10 -5 0 5 10 15 20% USB STI RF PNC MTB KEY FITB CMA BBT CFG R² = 0.70 Commercial Dedicated liquidity specialist team focused on growing client deposits Upgraded escrow platform and added specialized resources Targeted 4Q18/1Q19 launch of upgraded cash management platform Consumer Continuing to invest in data analytics to drive personalized targeting across products Targeted branch, digital and direct mail offerings Extending duration Extend into digital channel Moving away from one-size fits all pricing to attract more stable deposits

Citizens Access - a new direct-to-consumer digital channel The Citizens Access platform A nationwide direct-to-consumer platform for digitally-savvy consumers who value the flexibility and convenience of an online offering Initially offering FDIC-insured online savings accounts and certificates of deposit with attractive rates and no fees Targeting consumers that are willing to forego services typically offered by a traditional branch channel in exchange for better rates and lower fees Delivered with simplicity and security that meets consumers’ rapidly changing preferences towards digital channels Launch targeted for early third quarter 2018 Expected to generate ~$2 billion in deposits by year-end 2018 For illustrative purposes only

Enhances digital capabilities and leverage analytics Gain access to new customers and expands distribution reach Improves efficiencies, further strengthens liquidity and diversifies funding Provides opportunity to leverage our investments in data and analytics capabilities that enhance our ability to understand and react to changing consumer preferences Facilitates opportunity to innovate Nimble, real-time bank platform Enables piloting of new digital-only customer journeys and capabilities Creates synergies as best practices are developed in meeting customer expectations between digital and branch channels Platform to acquire growing segment of nationwide customers actively seeking to do business with a digitally-led direct bank Extends and diversifies Citizens’ deposit franchise using a lower-cost-to-serve digital platform with minimal risk of impacting existing deposit base Complements Citizens’ highly accretive retail lending initiatives such as education refinance, merchant finance and home equity Allows for improved efficiencies towards optimizing deposit costs Contributes to funding diversification and balances activities/investment with traditional brick and mortar channel Launch of Citizens Access was contemplated in previous Citizens statements regarding 2018 financial outlook and deposit betas Citizens Access – A complement to Citizens’ digital strategy

# Remain rate sensitive

## Interest rate sensitivity trend



6.0%
5.5%
5.4%
5.1%
5.0%
3.9%
3.0%
3.5%
3.1%
3.2%
1Q17
2Q17
3Q17
4Q17
1Q18
CFG
Peer median

## Highlights

- Net interest income positioned to continue to benefit from rising rates
  - Our asset sensitivity has remained relatively stable at 5.0%
- Given our current positioning, 25 bp increase in rates would generate ~$15 million of NII per quarter
  - ~75% of our sensitivity is to the short-end of the curve;~25% to the long-end of the curve

| Fixed vs. floating loans[1] | Fixed | Floating |
|---|---|---|
| Commercial | 27% | 73% |
| Consumer | 68 | 32 |
| Total CFG | 48% | 52% |

Cumulative loan betas through 1Q18 ~60%[1]

| Deposit betas | Cumulative beta[2] | Estimated through-the-cycle beta |
|---|---|---|
| Commercial | 56% | ~70-75% |
| Consumer | 8 | ~35-40 |
| Total CFG | 24% | ~60% |

Note: CFG Data and Peer data as of 1Q18. Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer estimates based on the public disclosures as of the most recent quarter available and utilizes a 200 basis point gradual increase above 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on a 200 basis point shock. PNC and STI excluded from peer median. Deposit and Loan betas based on 1 month LIBOR.
1) Includes hedges.
2) Deposit betas calculated for the period of 3Q15-1Q18.

Citizens Financial Group, Inc.

14

# Plans to adjust capital structure but remain above peers

## Common equity tier 1 comparison[1]



CMA 11.7%
CFG 11.2%
RF 11.1%
MTB 11.0%
FITB 10.6%
Peer avg 10.5%
PNC 10.4%
BBT 10.2%
KEY 10.2%
STI 9.7%
USB 9.3%

## Highlights

- Strong CET1 capital position relative to peers
  - Expect annual normalization of ~40 bps given both capital return and strong loan growth
  - Expect peers to move towards 8%-10% over time

| CFG medium-term CET1 target | | | ~10.0-10.25% |
|---|---|---|---|
| Peer publicly-stated CET1 targets[2] | | | |
| BBT | ~10.0% | PNC | ~8.0-9.0% |
| FITB | ~9.5% | RF | ~9.5% |
| KEY | ~9.0% - 9.5% | STI | <9.0% |
| MTB | low end of peers | USB | 8.5% |
| **Peer Avg** | | | **~9.2%** |

- Dividend and repurchase policy
  - Target 35-40% dividend payout; attractive yield
  - Continue to repurchase shares each quarter, while being sensitive to valuation

**1Q18 vs. 4Q14 dividend per share increase[3]**



120%
49%
CFG
Peer Average

1Q18 vs. 4Q14 Dividend Yield Change

CFG ↑49 bps

Peer Average ↑10 bps

1) Source: SNL Financial. CFG data as of 1Q18. Peer data as of 4Q17.
2) Capital targets from company earnings calls, company disclosures and CFG estimates. As of 2/8/18.
3) Source: Bloomberg

Citizens Financial Group, Inc.

15

# Further opportunities to improve returns: Growth in fee income businesses

## Fee Income

### Consumer

#### Wealth

- Investments in FCs and sales, technology platforms and products with shift toward managed money
- SpeciFi™ robo-advisor product

#### Business Banking

- Fundation FinTech partnership to automate small business underwriting

#### Mortgage

- Remix toward direct-to-consumer and conforming product
- Further leverage servicing platform

### Commercial

#### Capital & Global Markets

- Broaden capabilities in DCM, M&A, CRE
- New FX options/currency swaps platform and capabilities
- Western Reserve Partners acquisition closed May 2017; added 30+ M&A professionals[1]

#### Treasury Solutions

- Replatforming cash management system
- Investments in trade finance, merchant services and commercial card

**Organic growth orientation, with potential for selective fee-based acquisitions**

1) Includes employees affiliated with WRP Valuations.

Citizens Financial Group, Inc.

16

Building an ecosystem of FinTech partnerships to accelerate our path to market New digital (mobile-first) platform Simple and fast account opening experience Digitized home buying process Digitized HELOC application process Digital invoice and payment collection solution for Commercial customers Digital lending capability for small businesses Launched innovative solutions and new capabilities that offer flexibility and speed for our customers Automated investing platform for Wealth customers End-to-end workflow tool to improve speed of customer onboarding and collaboration Consumer Commercial Investing in additional capabilities that leverage FinTech relationships Selected examples Liquidity management portal Accounts payable and payments automation Digital trade finance capabilities Selected examples To launch in 2Q18 Early in 2019

Delivering for our customers Citizens Bank SpeciFiSM 2018 Temkin Experience Rating, U.S. March 2018. J.D. Power 2017 U.S. Retail Rankings Satisfaction Study, April 2017. Top 5 reflects wait times and in-person best practices for J.D. Power-surveyed footprint. Barlow Research 2017 Voice of the Customer Survey (Top 2 Box score). First large regional bank to roll out a fully integrated digital investment advisor platform – SpeciFiSM Zelle®, our P2P payments system launched in December registered more than 100,000 Citizens customers through 1Q18 37 point increase in J.D. Power branch satisfaction score(2) Ranked #1 in Temkin Customer Experience for U.S. Banks(1) Top 2 Box Score and overall commercial customer satisfaction rating of 94%(3) Citizens Bank awarded Best Treasury and Cash Management provider for the Northeast, Mid-Atlantic and Midwest regions

Citizens has delivered consistent EPS growth…. Compound annual growth rate. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. Source: Bloomberg, as of 5/9/2018. 2018E Price/Earnings ratio(3) Peer Average …though valuation has fallen off CFG Adjusted/Underlying EPS(2) CFG GAAP EPS 2018E/2016 EPS Adj growth rate(3) EPS growth of 126% Average sequential quarter growth rate 8% consensus estimates(3) 130%

Key messages Solid franchise with leading positions in attractive markets Achieved IPO-based objectives and elevated our targets Citizens results highlight disciplined execution and continued momentum Robust balance sheet position Credit quality and key coverage metrics remain strong Remain focused on growing more attractive risk-adjusted return portfolios and controlling deposit costs Continued strong execution against all strategic initiatives Keen focus on continuous improvement Focused on delivering enhanced customer experience Continue to self-fund significant investments in technology, digital capabilities, talent and growth initiatives Focused on becoming a top performing bank On track to deliver well for all stakeholders in 2018

Appendix

Our vision and credo guide us To help our customers, colleagues and communities reach their potential To be a top-performing bank distinguished by its customer-centric culture, mindset of continuous improvement and excellent capabilities We perform our best every day so we can do more for our customers, colleagues, communities and shareholders We strive to always exceed customer expectations, do the right thing, think long-term, work together We are citizens helping citizens reach their potential Mission Vision Credo

# Making consistent progress against our financial goals



Key Indicators
Medium-term targets
Adjusted/ Underlying ROTCE(1)
4.3% 5.2% 5.2% 6.3% 6.2% 6.8% 6.7% 6.7% 6.6% 6.8% 6.6% 7.3% 8.0% 8.4% 9.0% 9.6% 10.1% 10.4% 11.7%
~13 - 15%
Adjusted/ Underlying efficiency ratio(1)
68% 68% 69% 70% 68% 67% 68% 67% 66% 66% 66% 65% 63% 62% 62% 62% 59% 59% 60%
60%
Mid-50%'s
Common equity tier 1 ratio(2)
13.9% 13.5% 13.4% 13.3% 12.9% 12.4% 12.2% 11.8% 11.8% 11.7% 11.6% 11.5% 11.3% 11.2% 11.2% 11.2% 11.1% 11.2% 11.2%
~10.0 - 10.25%
EPS Adjusted/Underlying diluted EPS(1)
$0.26 $0.30 $0.30 $0.37 $0.36 $0.39 $0.39 $0.40 $0.40 $0.42 $0.41 $0.46 $0.52 $0.55 $0.61 $0.63 $0.68 $0.71 $0.78
$0.57
3Q13(3) 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18
Adjusted results(1)
Reported results(1)
Underlying results(1)

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. Where there is a reference to "Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
3) Commencement of separation effort from RBS.

Citizens Financial Group, Inc.

23

Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, MTB, PNC, RF, STI and USB. As a result of KEY's 3Q16 acquisition of First Niagara, KEY's results have been excluded from the Peer average and Peer median. Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items. Reflects net interest income sensitivity to forward yield curve changes. Peer data based on public disclosures as of 1Q18 10-Q filing. Peer data utilizes a +200 basis point gradual increase above the 12-month forward curve except PNC and STI, which disclose +100 basis point gradual increase and +200 basis point shock. PNC and STI estimated based on the disclosed data. Executive Summary---Positioning Citizens to Investors Strong loan growth (Average total loan growth) A strong platform well-positioned to drive value Revenue growth (Total revenue growth) Higher NIM expansion (Net interest margin change) ` Asset-sensitive balance sheet (+200 bps gradual increase over forward curve(2)) Peer data as of most recent 10-Q filing Robust NII growth (Net interest income growth) Fee income performance (Noninterest income performance) á212 bps vs Peers á1 bps vs Peers á180 bps vs Peers Delivered attractive balance sheet and revenue growth in 1Q18 1Q18 vs. 1Q17 â 152 bps vs Peers á 98 bps CFG GAAP Peer average GAAP Peer average Adjusted(1) vs Peers â292 bps á 181 bps vs Peers á 165 bps â 1037 bps

Executive Summary---Positioning Citizens to Investors Well-controlled expenses; investing for growth (Noninterest expense change) Efficiency improvement (Efficiency ratio(1) change) PPNR (Pre-provision Net Revenue) Return on equity (Return on average tangible common equity(1) change) Improving ROA as assets grow (Return on average total assets change) Positive operating leverage (YoY Positive operating leverage(1)) Source: CapIQ and Company filings. Peers include CMA, BBT, FITB, MTB, PNC, RF, STI and USB. As a result of KEY's 3Q16 acquisition of First Niagara, KEY's results have been excluded from the peer average and peer median. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures, as applicable. Where disclosed, peer results adjusted for unusual or special revenue, expense and acquisition items. With continued focus on expense control and improving returns 1Q18 vs. 1Q17 CFG GAAP CFG Underlying(1) Peer average GAAP Peer average Adjusted(2) â1262 bps vs Peers á164 bps â 23 bps vs Peers â 8 bps â 286 bps vs Peers â 102 bps á 194 bps vs Peers á 57 bps â 352 bps vs Peers á 35 bps á 237 bps vs Peers â 22 bps

# Citizens Access – Consumers rapidly adopting digital/direct platforms

**Direct Bank market growing in absolute terms and as % of total deposits[1]**



$2.0T
$3.8T
Direct Banks CAGR
18%
Traditional Banks CAGR
3%
Direct Banks
Traditional
3%
97%
19%
81%
2002
2017

**Digital banking customers have very favorable experiences[2]**



56%
72%
57%
76%
82%
87%
Direct Banks
Traditional Banks
Definitely Will Reuse
Definitely Will Recommend
Overall Satisfaction

- Digital/Direct is the fastest growing channel in the industry
  - Direct bank retail deposits grew at a ~18% CAGR from 2002 to 2017 compared with a ~3% CAGR for traditional bank retail deposits
- Our objective is to provide an exceptional digital experience
  - Accessible on a mobile device, tablet, or computer at CitizensAccess.com
  - Available through sites such as Google, Bankrate and NerdWallet
  - Provides ability to further leverage robust data analytics capabilities to improve the efficiency of reaching the right customers, at the right time, with the right offering, to meet their needs

1) Source: SNL Financial, FDIC Flow of Funds. Includes Charles Schwab, Capital One, USAA, ALLY, Amex, Synchrony Bank, Discover, E*TRADE, Barclays, Marcus, CIT and Others.
2) Source: J.D. Power 2017 Direct Banking Satisfaction Study℠

Citizens Financial Group, Inc.
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Citizens Access expands distribution to reach new customers Target customer Profile: Opportunistic and digitally-savvy, affluent or mass-affluent consumers, large balances ($75k-$100K) Preferences: Opportunity to receive consistently better rates with little or no effort, security of deposits, simplicity, fee avoidance Behaviors: Seeks improved rates in return for a lower-cost service model on aggregator sites or search engines, separates savings from transactions, often maintains separate primary checking account at a traditional bank Channel offering Online & Mobile – primary sales and service channel Paperless banking – all documents delivered electronically Initially offering online savings accounts and certificates of deposit Supported by professional call center Citizens Access provides a winning combination of simplicity, security and attractive rates

Future oriented digital services and technology platforms Adaptive Security Open Architecture Cloud Agile Modernize Strategic Platforms Data analytics Enabling a data environment Deliver fast access to high quality data Prepare for emerging threats through trusted, simple and secure capabilities Deliver a platform that can adapt to future threats Adoption of Cloud delivery model ‘Cloud First’ approach to deliver agile, flexible, and low-cost solutions Continuing to open up architecture with Middleware & APIs Develop an App Store-like ‘marketplace’ for secure collaboration Minimize manual processes; Partners & FinTechs to contribute new functionality FinTech partnerships to accelerate our path to market Company-wide Agile delivery model; provide early, predictable delivery, lower cost, better quality Building capabilities to better serve our customers

Appendix / Key performance metrics, Non-GAAP financial measures and reconciliations

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data